EXHIBIT 10.1


                              1994 STOCK AWARD PLAN
                           (EFFECTIVE APRIL 29, 1994)

                   (AMENDED AND RESTATED AS OF JUNE 25, 1998)

 THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING MEDTRONIC COMMON STOCK
           THAT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.


         1. PURPOSE. The purpose of this 1994 Stock Award Plan (the "Plan") is to motivate key personnel, including non-employee directors, to produce a superior return to the shareholders of Medtronic, Inc. (the "Company") and its Affiliates by offering such individuals an opportunity to realize Stock appreciation, by facilitating Stock ownership, and by rewarding them for achieving a high level of corporate performance. This Plan is also intended to facilitate recruiting and retaining key personnel of outstanding ability.

         2. DEFINITIONS. The capitalized terms used in this Plan have the meanings set forth below.

         (a) "Affiliate" means any corporation that is a "parent corporation" or "subsidiary corporation" of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, or any successor provision, and, for purposes other than the grant of Incentive Stock Options, any joint venture in which the Company or any such "parent corporation" or "subsidiary corporation" owns an equity interest.

         (b) "Agreement" means a written contract entered into between the Company or an Affiliate and a Participant containing the terms and conditions of an Award in such form (not inconsistent with this Plan) as the Committee approves from time to time, together with all amendments thereof, which amendments may be unilaterally made by the Company (with the approval of the Committee) unless such amendments are deemed by the Committee to be materially adverse to the Participant and are not required as a matter of law.

         (c) "Annual Retainer" means the fixed annual fee of a Non-Employee Director in effect on the first day of the year for which such Annual Retainer is payable for services to be rendered as a Non-Employee Director of the Company. The Annual Retainer does not include meeting or chairmanship fees.

         (d) "Award" means a grant made under this Plan in the form of Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or any Other Stock-Based Award.

         (e) "Board" means the Board of Directors of the Company.

         (f) "Change in Control" means:

                  (i) acquisition by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d) (2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding Shares of Stock (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company or any Subsidiary, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary or (D) any acquisition by any corporation with respect to which, following such acquisition, more than 55% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities

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immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

                  (ii) individuals who, as of the effective date of this Plan provided in Section 14(a) of this Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

                  (iii) approval by the shareholders of the Company of a reorganization, merger, consolidation or statutory exchange of Outstanding Company Voting Securities, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, consolidation or exchange do not, following such reorganization, merger, consolidation or exchange, beneficially own, directly or indirectly, more than 55% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger, consolidation or exchange in substantially the same proportions as their ownership, immediately prior to such reorganization, merger, consolidation or exchange of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

                  (iv) approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, following such sale or other disposition, more than 55% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be.

         Notwithstanding the foregoing provisions of this definition, a Change of Control shall not be deemed to occur with respect to a Participant if the acquisition of the 30% or greater interest referred to in subparagraph (i) of this definition is by a group, acting in concert, that includes the Participant or if at least 40% of the then outstanding common stock or combined voting power of the then outstanding voting securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company shall be beneficially owned, directly or indirectly, immediately after a reorganization, merger, consolidation, statutory share exchange or disposition of assets referred to in subparagraph (iii) or (iv) of this definition by a group, acting in concert, that includes that Participant.

         (g) "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

         (h) "Committee" means three or more Disinterested Persons designated by the Board to administer this Plan under Section 3 hereof and constituted so as to permit this Plan to comply with Exchange Act Rule 16b-3.

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         (i) "Company" means Medtronic, Inc., a Minnesota corporation, or any successor to all or substantially all of its businesses by merger, consolidation, purchase of assets or otherwise.

         (j) "Disability" means the disability of a Participant such that the Participant is (or in the case of a Non-Employee Director, would, if an employee, be) considered disabled under any retirement plan of the Company which is qualified under Section 401 of the Code, or, except as this term is used in Sections 12 and 13 hereof, as otherwise determined by the Committee.

         (k) "Disinterested Person" means a member of the Board who is considered a disinterested person within the meaning of Exchange Act Rule 16b-3.

         (l) "Employee" means any full-time or part-time employee (including an officer or director who is also an employee) of the Company or an Affiliate. Except with respect to grants of Incentive Stock Options, "Employee" shall also include other individuals and entities who are not "employees" of the Company or an Affiliate but who provide services to the Company or an Affiliate in the capacity of an independent contractor. References in this Plan to "employment" and related terms shall include the providing of services in any such capacity.

         (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended; "Exchange Act Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act as in effect with respect to the Company or any successor regulation.

         (n) "Fair Market Value" as of any date means, unless otherwise expressly provided in this Plan:

                  (i) the closing sale price of a Share (A) on the composite tape for New York Stock Exchange ("NYSE") listed shares, or (B) if the Shares are not quoted on the NYSE composite tape, on the principal United States securities exchange registered under the Exchange Act on which the Shares are listed, or (C) if the Shares are not listed on any such exchange, on the National Association of Securities Dealers, Inc. Automated Quotation System National Market System, in any case on the date immediately preceding that date, or, if no sale of Shares shall have occurred on that date, on the next preceding day on which a sale of Shares occurred, or

                  (ii) if clause (i) is not applicable, what the Committee determines in good faith to be 100% of the fair market value of a Share on that date. However, if the applicable securities exchange or system has closed for the day at the time the event occurs that triggers a determination of Fair Market Value, all references in this paragraph to the "date immediately preceding that date" shall be deemed to be references to "that date." In the case of an Incentive Stock Option, if such determination of Fair Market Value is not consistent with the then current regulations of the Secretary of the Treasury, Fair Market Value shall be determined in accordance with said regulations. The determination of Fair Market Value shall be subject to adjustment as provided in Section 14(f) hereof.

         (o) "Fundamental Change" means a dissolution or liquidation of the Company, a sale of substantially all of the assets of the Company, a merger or consolidation of the Company with or into any other corporation, regardless of whether the Company is the surviving corporation, or a statutory share exchange involving capital stock of the Company.

         (p) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of Section 422 of the Code or any successor to such section.

         (q) "Non-Employee Director" means a member of the Board who is not an employee of the Company or any Affiliate.

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         (r) "Non-Qualified Stock Option" means an Option other than an
Incentive Stock Option.

         (s) "Other Stock-Based Award" means an Award of Stock or an Award based on Stock other than Options, Stock Appreciation Rights, Restricted Stock or Performance Shares.

         (t) "Option" means a right to purchase Stock, including both Non-Qualified Stock Options and Incentive Stock Options.

         (u) "Participant" means an Employee or a Non-Employee Director to whom an Award is made.

         (v) "Performance Period" means the period of time as specified in an Agreement over which Performance Shares are to be earned.

         (w) "Performance Shares" means a contingent award of a specified number of Performance Shares, with each Performance Share equivalent to one Share, a variable percentage of which may vest depending upon the extent of achievement of specified performance objectives during the applicable Performance Period.

         (x) "Plan" means this 1994 Stock Award Plan, as amended and in effect from time to time.

         (y) "Restricted Stock" means Stock granted under Section 10 or 13 hereof so long as such Stock remains subject to one or more restrictions.

         (z) "Retirement" means retirement of an Employee as defined under any retirement plan of the Company which is qualified under Section 401 of the Code (which currently provides for retirement on or after age 55, provided the Employee has been employed by the Company and/or one or more Affiliates for at least ten years, or retirement on or after age 62), or under any retirement plan of the Company or any Affiliate applicable to the Employee due to employment by a non-U.S. Affiliate or employment in a non-U.S. location, or as otherwise determined by the Committee.

         (aa) "Share" means a share of Stock.

         (bb) "Stock" means the common stock, $.10 par value per share (as such par value may be adjusted from time to time), of the Company.

         (cc) "Stock Appreciation Right" means a right, the value of which is determined relative to appreciation in value of Shares pursuant to an Award granted under Section 8 hereof.

         (dd) "Subsidiary" means a "subsidiary corporation," as that term is defined in Section 424(f) of the Code, or any successor provision.

         (ee) "Successor" with respect to a Participant means the legal representative of an incompetent Participant and, if the Participant is deceased, the legal representative of the estate of the Participant or the person or persons who may, by bequest or inheritance, or under the terms of an Award or of forms submitted by the Participant to the Committee under Section 14(i) hereof, acquire the right to exercise an Option or Stock Appreciation Right or receive cash and/or Shares issuable in satisfaction of an Award in the event of a Participant's death.

         (ff) "Term" means the period during which an Option or Stock Appreciation Right may be exercised or the period during which the restrictions placed on Restricted Stock or any other Award are in effect.

         Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

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         3. ADMINISTRATION.

         (a) AUTHORITY OF COMMITTEE. The Committee shall administer this Plan. The Committee shall have exclusive power to make Awards and to determine when and to whom Awards will be granted, and the form, amount and other terms and conditions of each Award, subject to the provisions of this Plan. The Committee may determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, Shares or other Awards or other property, or cancelled, forfeited or suspended. The Committee shall have the authority to interpret this Plan and any Award or Agreement made under this Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of this Plan, to determine the terms and provisions of any Agreements entered into hereunder (not inconsistent with this Plan), and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent it shall deem desirable. The determinations of the Committee in the administration of this Plan, as described herein, shall be final, binding and conclusive.

         (b) DELEGATION OF AUTHORITY. The Committee may delegate all or any part of its authority under this Plan to persons who are not Disinterested Persons for purposes of determining and administering Awards solely to Employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act.

         (c) AWARDS TO NON-EMPLOYEE DIRECTORS. Notwithstanding any contrary provisions of this Plan, the granting, terms, conditions and eligibility requirements of Awards granted to Non-Employee Directors under Sections 12 and 13 of this Plan are governed solely by the provisions of this Plan pertaining thereto, and the Committee shall have no discretion with respect to the granting of such Awards or to alter or amend any terms, conditions or eligibility requirements of such Awards to Non-Employee Directors.

         (d) RULE 16B-3 COMPLIANCE. It is the intent that this Plan and all Awards granted pursuant to it shall be administered by the Committee so as to permit this Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 3(d), that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applicable to Participants who are then subject to the reporting requirements of
Section 16 of the Exchange Act to the extent permitted by law and in the manner deemed advisable by the Committee.

         (e) INDEMNIFICATION. To the full extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damage, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

         4. SHARES AVAILABLE; MAXIMUM PAYOUTS.

         (a) Shares Available. The number of Shares available for distribution under this Plan is 2,800,000 (subject to adjustment under Section 14(f) hereof).

         (b) SHARES AGAIN AVAILABLE. Any Shares subject to the terms and conditions of an Award under this Plan which are not used because the terms and conditions of the Award are not met may again be used for an Award under this Plan. However, Shares with respect to which a Stock Appreciation Right has been exercised, whether paid in cash and/or in Shares, and Shares of Restricted Stock which have been granted with dividend or voting rights during the Term of the Restricted Stock may not again be awarded under this Plan.

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         (c) UNEXERCISED AWARDS. Any unexercised or undistributed portion of any terminated, expired, exchanged, or forfeited Award or any Award settled in cash in lieu of Shares (except as provided in Section 4(b) hereof) shall be available for further Awards.

         (d) NO FRACTIONAL SHARES. No fractional Shares may be issued under this Plan; fractional Shares will be rounded to the nearest whole Share.

         (e) MAXIMUM PAYOUTS. No more than 35% of all Shares subject to this Plan may be granted in the aggregate pursuant to Restricted Stock, Performance Share and Other Stock-Based Awards.

         5. ELIGIBILITY. Awards may be granted under this Plan to any Employee at the discretion of the Committee. Non-Employee Directors are eligible for certain Awards under this Plan, as provided in Sections 12 and 13 hereof and subject to the restrictions in Section 3(c) hereof.

         6. General Terms of Awards.

         (a) AWARDS. Awards under this Plan may consist of Options (either Incentive Stock Options or Non-Qualified Stock Options), Stock Appreciation Rights, Performance Shares, Restricted Stock and Other Stock-Based Awards. Awards of Restricted Stock may, in the discretion of the Committee, provide the Participant with dividends or dividend equivalents and voting rights prior to vesting (whether vesting is based on a period of time or based on attainment of specified performance conditions).

         (b) AMOUNT OF AWARDS. Each Agreement shall set forth the number of Shares of Restricted Stock, Stock or Performance Shares subject to such Agreement, or the number of Shares to which the Option applies or with respect to which payment upon the exercise of the Stock Appreciation Right is to be determined, as the case may be, together with such other terms and conditions applicable to the Award (not inconsistent with this Plan) as determined by the Committee in its sole discretion.

         (c) TERM. Each Agreement, other than those relating solely to Awards of Stock without restrictions, shall set forth the Term of the Award and any applicable Performance Period for Performance Shares, as the case may be, but in no event shall the Term of an Award (other than Awards granted in lieu of cash compensation pursuant to Section 13 hereof or the Company's Management Incentive Plan as amended from time to time) or the Performance Period be longer than ten years after the date of grant. An Agreement with a Participant may permit acceleration of vesting requirements and of the expiration of the applicable Term upon such terms and conditions as shall be set forth in the Agreement, which may, but need not, include, without limitation, acceleration resulting from the occurrence of a Change in Control, a Fundamental Change, or the Participant's death, Disability or Retirement. Acceleration of the Performance Period of Performance Shares shall be subject to Section 9(b) hereof.

         (d) AGREEMENTS. Each Award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award, in addition to the terms and conditions specified in this Plan.

         (e) TRANSFERABILITY. During the lifetime of a Participant to whom an Award is granted, only such Participant (or such Participant's legal representative or, if so provided in the applicable Agreement in the case of a Non-Qualified Stock Option, a permitted transferee as hereafter described) may exercise an Option or Stock Appreciation Right or receive payment with respect to Performance Shares or any other Award. No Award of Restricted Stock (prior to the expiration of the restrictions), Options, Stock Appreciation Rights, Performance Shares or other Award (other than an award of Stock without restrictions) may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so shall be of no effect. Notwithstanding the immediately preceding sentence, (i) an Agreement may provide that an Award shall be transferable to a Successor in the event of a Participant's death and (ii) an Agreement may provide that a

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Non-Qualified Stock Option shall be transferable to any member of a
Participant's "immediate family" (as such term is defined in Rule 16a-1(e) promulgated under the Exchange Act, or any successor rule or regulation) or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that (1) the Participant receives no consideration for the transfer and (2) such transferred Non-Qualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Non-Qualified Stock Option immediately prior to its transfer.

         (f) TERMINATION OF EMPLOYMENT. Except as otherwise determined by the Committee or provided by the Committee in an applicable Agreement, in case of termination of employment, the following provisions shall apply:

             (1) OPTIONS AND STOCK APPRECIATION RIGHTS.

                  (i) DEATH. If a Participant who has been granted an Option or Stock Appreciation Rights shall die before such Option or Stock Appreciation Rights have expired, the Option or Stock Appreciation Rights shall become exercisable in full, and may be exercised by the Participant's Successor at any time, or from time to time, within three years after the date of the Participant's death.

                  (ii) DISABILITY OR RETIREMENT. If a Participant's employment terminates because of Disability or Retirement, the Option or Stock Appreciation Rights shall become exercisable in full, and the Participant may exercise his or her Options or Stock Appreciation Rights at any time, or from time to time, within three years after the date of such termination.

                  (iii) REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT. If a Participant's employment terminates for any reason other than death, Disability or Retirement, the unvested or unexercised portion of any Award held by such Participant shall terminate at the date of termination of employment.

                  (iv) EXPIRATION OF TERM. Notwithstanding the foregoing paragraphs (i)-(iii), in no event shall an Option or a Stock Appreciation Right be exercisable after expiration of the Term of such Award.

             (2) PERFORMANCE SHARES. If a Participant's employment with the Company or any of its Affiliates terminates during a Performance Period because of death, Disability or Retirement, or under other circumstances provided by the Committee in its discretion in the applicable Agreement, the Participant shall be entitled to a payment of Performance Shares at the end of the Performance Period based upon the extent to which achievement of performance targets was satisfied at the end of such period (as determined at the end of the Performance Period) and prorated for the portion of the Performance Period during which the Participant was employed by the Company or any Affiliate. Except as provided in this Section 6(f)(2) or in the applicable Agreement, if a Participant's employment terminates with the Company or any of its Affiliates during a Performance Period, then such Participant shall not be entitled to any payment with respect to that Performance Period.

             (3) RESTRICTED STOCK. In case of a Participant's death, Disability or Retirement, the Participant shall be entitled to receive that number of shares of Restricted Stock under outstanding Awards which has been pro rated for the portion of the Term of the Awards during which the Participant was employed by the Company or any Affiliate, and with respect to such Shares all restrictions shall lapse. Upon termination of employment for any reason other than death, Disability or Retirement, any shares of Restricted Stock whose restrictions have not lapsed will automatically be forfeited in full and cancelled by the Company upon such termination of employment.

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         (g) RIGHTS AS SHAREHOLDER. A Participant shall have no rights as a shareholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record.

         7. STOCK OPTIONS.

         (a) TERMS OF ALL OPTIONS. Each Option shall be granted pursuant to an Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. Only Non-Qualified Stock Options may be granted to Employees who are not employees of the Company or an Affiliate. The purchase price of each Share subject to an Option shall be determined by the Committee and set forth in the Agreement, but shall not be less than 100% of the Fair Market Value of a Share as of the date the Option is granted. The purchase price of the Shares with respect to which an Option is exercised shall be payable in full at the time of exercise, provided that, to the extent permitted by law, Participants may simultaneously exercise Options and sell the Shares thereby acquired pursuant to a brokerage or similar relationship and use the proceeds from such sale to pay the purchase price of such Shares. The purchase price may be paid in cash, or through a reduction of the number of Shares delivered to the Participant upon exercise of the Option or by delivery to the Company of Shares held by such Participant (in each case, such Shares having a Fair Market Value as of the date the Option is exercised equal to the purchase price of the Shares being purchased pursuant to the Option), or a combination thereof, unless otherwise provided in the Agreement. Each Option shall be exercisable in whole or in part on the terms provided in the Agreement. In no event shall any Option be exercisable at any time after its Term. When an Option is no longer exercisable, it shall be deemed to have lapsed or terminated. No Participant may receive any combination of Options to purchase and Stock Appreciation Rights relating to more than 500,000 Shares in the aggregate (which amount includes up to 350,000 Shares pursuant to Awards and up to 150,000 Shares received in lieu of cash compensation at the Participant's election as permitted by the Compensation Committee) pursuant to Awards over a five-year period under this Plan.

         (b) Incentive Stock Options. In addition to the other terms and conditions applicable to all Options:

                  (i) the aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options held by an individual first become exercisable in any calendar year (under this Plan and all other incentive stock option plans of the Company and its Affiliates) shall not exceed $100,000 (or such other limit as may be required by the Code), if such limitation is necessary to qualify the Option as an Incentive Stock Option, and to the extent an Option or Options granted to a Participant exceed such limit, such Option or Options shall be treated as a Non-Qualified Stock Option;

                  (ii) an Incentive Stock Option shall not be exercisable and the Term of the Award shall not be more than ten years after the date of grant (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option;

                  (iii) the Agreement covering an Incentive Stock Option shall contain such other terms and provisions which the Committee determines necessary to qualify such Option as an Incentive Stock Option; and

                  (iv) notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under this Plan if, at the time the Award is granted, the Participant owns (after application of the rules contained in Section 424(d) of the Code, or its successor provision) Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless (A) the option price for such Incentive Stock Option is at least 110% of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and
(B) such Option is not exercisable after the date five years from the date such Incentive Stock Option is granted.

         8. STOCK APPRECIATION RIGHTS. An Award of a Stock Appreciation Right shall entitle the Participant, subject to terms and conditions determined by the Committee, to receive upon exercise of the Stock Appreciation Right all or a portion of the excess of (i) the Fair Market Value of a specified number of Shares

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as of the date of exercise of the Stock Appreciation Right over (ii) a specified price which shall not be less than 100% of the Fair Market Value of such Shares as of the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted in connection with a previously or contemporaneously granted Option, or independent of any Option. If issued in connection with an Option, the Committee may impose a condition that exercise of a Stock Appreciation Right cancels the Option with which it is connected and exercise of the connected Option cancels the Stock Appreciation Right. Each Stock Appreciation Right may be exercisable in whole or in part on the terms provided in the Agreement. Notwithstanding anything to the contrary stated in this Plan, no Stock Appreciation Right shall be exercisable prior to six months from the date of grant except in the event of the death or Disability of the Participant. No Stock Appreciation Right shall be exercisable at any time after its Term.
When a Stock Appreciation Right is no longer exercisable, it shall be deemed to have lapsed or terminated. Except as otherwise provided in the applicable Agreement, upon exercise of a Stock Appreciation Right, payment to the Participant (or to his or her Successor) shall be made in the form of cash, Stock or a combination of cash and Stock as promptly as practicable after such exercise. The Agreement may provide for a limitation upon the amount or percentage of the total appreciation on which payment (whether in cash and/or Stock) may be made in the event of the exercise of a Stock Appreciation Right.
As specified in Section 7(a) hereof, no Participant may receive any combination of Options to purchase and Stock Appreciation Rights relating to more than 500,000 Shares in the aggregate pursuant to Awards over a five-year period under this Plan.

         9. PERFORMANCE SHARES.

         (a) INITIAL AWARD. An Award of Performance Shares shall entitle a Participant (or a Successor) to future payments based upon the achievement of performance targets established in writing by the Committee. Payment shall be made in Stock, or a combination of cash and Stock, as determined by the Committee, provided that at least 25% of the value of the vested Performance Shares shall be distributed in the form of Stock. With respect to those Participants who are "covered employees" within the meaning of Section 162(m) of the Code and the regulations thereunder, such performance targets shall consist of one or any combination of two or more of revenue, revenue per employee, earnings before income tax (profit before taxes), earnings before interest and income tax, net earnings (profits after tax), earnings per employee, tangible, controllable or total asset turnover, earnings per share, operating income, total shareholder return, market share, return on equity, before- or after-tax return on net assets, distribution expense, inventory turnover, or economic value added, and any such targets may relate to one or any combination of two or more of corporate, group, unit, division, Affiliate or individual performance. The Agreement may establish that a portion of the maximum amount of a Participant's Award will be paid for performance which exceeds the minimum target but falls below the maximum target applicable to such Award. The Agreement shall also provide for the timing of such payment. Following the conclusion or acceleration of each Performance Period, the Committee shall determine the extent to which (i) performance targets have been attained, (ii) any other terms and conditions with respect to an Award relating to such Performance Period have been satisfied, and (iii) payment is due with respect to a Performance Share Award. No Participant may receive Performance Shares relating to more than 85,000 Shares pursuant to Awards over a five-year period under this Plan.

         (b) ACCELERATION AND ADJUSTMENT. The Agreement may permit an acceleration of the Performance Period and an adjustment of performance targets and payments with respect to some or all of the Performance Shares awarded to a Participant, upon such terms and conditions as shall be set forth in the Agreement, upon the occurrence of certain events, which may, but need not, include without limitation a Change in Control, a Fundamental Change, the Participant's death, Disability or Retirement, a change in accounting practices of the Company or its Affiliates, or, with respect to payments in Stock for Performance Share Awards, a reclassification, stock dividend, stock split or stock combination as provided in Section 14(f) hereof.

         (c) VALUATION. Each Performance Share earned after conclusion of a Performance Period shall have a value equal to the average of the Fair Market Values of a Share for the 20 consecutive business days ending on and including the last day of such Performance Period.

         10. RESTRICTED STOCK. Restricted Stock may be granted in the form of Shares registered in the name of the Participant but held by the Company until the end of the Term of the Award. Any employment conditions, performance conditions and the Term of the Award shall be established by the Committee in its discretion and included in the applicable Agreement. The Committee may provide in the applicable Agreement for the lapse or waiver of any such restriction or condition based on such factors or criteria as the Committee, in its sole discretion, may determine. No Award of Restricted Stock may vest earlier than one year from the date of grant, except as provided in the applicable Agreement.

         11. OTHER STOCK-BASED AWARDS. The Committee may from time to time grant Awards of Stock, and other Awards under this Plan (collectively herein defined as "Other Stock-Based Awards"), including without limitation those Awards pursuant to which Shares may be acquired in the future, such as Awards denominated in Stock units, securities convertible into Stock and phantom securities. The Committee, in its sole discretion, shall determine the terms and conditions of such Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. The Committee may, in its sole discretion, direct the Company to issue Shares subject to restrictive legends and/or stop transfer instructions which are consistent with the terms and conditions of the Award to which such Shares relate.

         12. AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS.

         (a) INITIAL OPTION GRANTS. Each Non-Employee Director first elected or appointed to the Board on or after the date of the 1994 Annual Meeting of Shareholders of the Company shall, without any Committee action, automatically be granted, on the date such director first becomes a director, a Non-Qualified Stock Option to purchase that number of Shares determined by dividing (i) an amount equal to $152,000 plus a percentage increase in such $152,000 amount which is equal to the percentage increase from the $19,000 Annual Retainer in effect at the time of the 1994 Annual Meeting of Shareholders of the Company to the Annual Retainer in effect at the date such director first becomes a director by (ii) the Fair Market Value of a Share on the date of grant. No increase in the Annual Retainer of the Non-Employee Directors after a person becomes a Non-Employee Director shall increase the number of Shares for which the Non-Qualified Stock Option granted under this Section 12(a) to such Non-Employee Director may be exercised. An employee of the Company or an Affiliate who terminates such employment and thereafter becomes a Non-Employee Director is not entitled to receive a Non-Qualified Stock Option under this Section 12(a), but will be entitled to receive Non-Qualified Stock Options under Section 12(b) hereof. A Non-Employee Director is not entitled to receive more than one Non-Qualified Stock Option under this Section 12(a) during his or her lifetime.

         (b) ANNUAL OPTION GRANTS. Each year on the date of the Annual Meeting of Shareholders of the Company, each Non-Employee Director who is a director of the Company immediately following such Annual Meeting shall, without any Committee action, automatically be granted a Non-Qualified Stock Option to purchase that number of Shares equal to the sum of (i) the Annual Retainer for Non-Employee Directors in effect when the grant is made, (ii) the aggregate meeting fees in effect when the grant is made for the total number of regular Board meetings held in the previous fiscal year and the median number of regular Board committee meetings directors were scheduled to attend during the previous fiscal year, and (iii) one annual committee chairmanship fee in effect when the grant is made, divided by the Fair Market Value of a Share on the date of the grant. No increase in the Annual Retainer, Board or Board committee meeting fee or committee chairmanship fee for Non-Employee Directors of the Company following the annual Non-Qualified Stock Option grant shall increase the number of Shares for which such Non-Qualified Stock Option may be exercised.

         (c) AGREEMENTS. Each such Non-Qualified Stock Option shall be evidenced by and subject to the provisions of an agreement setting forth the terms of the Non-Qualified Stock Option. It is intended that the provisions of this Section 12 shall not cause the Non-Employee Directors to cease to be considered Disinterested Persons and, as a result, the provisions of this Section 12 shall be interpreted to be consistent with the foregoing intent. Non-Employee Directors may not be granted Options under this Plan other than pursuant to the provisions of this Section 12.

         (d) PURCHASE PRICE; TERM AND EXERCISABILITY OF OPTIONS. The purchase price of each Share subject to a Non-Qualified Stock Option granted under this
Section 12 shall be the Fair Market Value of a Share as of the date the Non-Qualified Stock Option is granted. Notwithstanding anything to the contrary stated in this Plan, for purposes of this Section 12 and the definition of Fair Market Value in Section 2(n) hereof, each Non-Qualified Stock Option granted pursuant to this Section 12 shall be deemed conclusively to have been granted prior to the close of the applicable securities exchange or system on the date of grant. Non-Qualified Stock Options granted to a Non-Employee Director shall vest and become exercisable in full one year after the date of grant, provided, however, that in no event shall a Non-Employee Director initially appointed by the Board be entitled to exercise a Non-Qualified Stock Option unless, and until such time as, such director shall have been elected to the Board by the shareholders of the Company. Notwithstanding the foregoing, vesting of a Non-Qualified Stock Option granted to a Non-Employee Director who shall have been elected by the shareholders of the Company shall accelerate and the Non-Qualified Stock Option shall become immediately exercisable in full upon the occurrence of a Change in Control or in the event that the Non-Employee Director ceases to serve as a director of the Company due to death, Disability or retirement under the policies of the Company then in effect providing for retirement of directors from the Board. Non-Qualified Stock Options granted to a Non-Employee Director shall expire at the earlier of (i) the ten-year anniversary date of the Non-Qualified Stock Option's grant, or (ii) the five-year anniversary date of the earlier of (A) termination as a director due to such death, Disability or retirement or (B) the date the Non-Employee Director otherwise ceases to be a director of the Company, provided that the Non-Qualified Stock Option granted to a Non-Employee Director initially appointed by the Board shall expire on the date such director ceases to be a director of the Company unless such director shall have been elected by the shareholders subsequent to the grant of the Non-Qualified Stock Option to such director.

         (e) PAYMENT OF OPTION PRICE. A Non-Employee Director may exercise a Non-Qualified Stock Option granted pursuant to this Section 12 using as payment any form of consideration provided for in Section 7(a) hereof, which form of payment shall be within the sole discretion of the Non-Employee Director, notwithstanding anything stated in Section 7(a) hereof.

         (f) LIMITED RIGHTS.

                  (i) In conjunction with the grant of any Non-Qualified Stock Option pursuant to this Section 12 (a "Related Option"), the Non-Employee Director receiving such grant shall simultaneously be granted a limited Stock Appreciation Right ("Limited Rights") with respect to all of the Shares covered by such Related Option. Each Limited Right shall be evidenced by a written limited right certificate signed by an officer of the Company.

                  (ii) Limited Rights shall be exercisable at any time within the thirty-day period after a Change in Control, whether or not the Related Option is exercisable and regardless of whether the Participant is a Non-Employee Director at the time of exercise, so long as the holder of the Related Option is a Non-Employee Director immediately preceding the Change in Control (provided that in no event shall a Non-Employee Director initially appointed by the Board be entitled to exercise the Limited Rights granted to such director under this Plan unless, and until such time as, such director shall have been elected to the Board by the shareholders of the Company).

                  (iii) Notwithstanding the provisions of paragraph (ii) above, no Limited Right shall be exercised within a period of six months after the date of grant of the Limited Right.

                  (iv) If Limited Rights are exercised, the Related Option shall no longer be exercisable to the extent of the number of Shares with respect to which the Limited Rights were exercised. Upon the exercise or termination of a Related Option, Limited Rights granted with respect thereto shall terminate to the extent of the number of Shares as to which the Related Option was exercised or terminated.

                  (v) A person entitled to exercise a Limited Right may, subject to its terms and conditions and the terms and conditions of this Plan, exercise such Limited Right in whole or in part by giving written notice to the Company of an election to exercise such Limited Right. The date the Company receives the notice is the exercise date. Upon exercise of Limited Rights, the holder shall promptly be paid an amount in cash for each Share with respect to which the Limited Rights are exercised equal to the difference between the exercise price per Share covered by the Related Option and the Fair Market Value per Share covered by the Related Option as of the date of exercise of the Limited Right.

                  (vi) A Limited Right may not be assigned and shall be transferable only if and to the extent that the Related Option is transferable.

         (g) Transferability. During the lifetime of a Non-Employee Director who has been granted a Non-Qualified Stock Option pursuant to this Section 12, only the Non-Employee Director (or such Non-Employee Director's legal representative or, if transfers to members of the Non-Employee Director's "immediate family" or to family trusts or partnerships become permitted as hereinafter provided, a permitted transferee) may exercise the Non-Qualified Stock Option. No such Non-Qualified Stock Option may be sold, assigned, transferred, exchanged, or otherwise encumbered, and any attempt to do so shall be of no effect. The foregoing sentence notwithstanding, from and after the earlier of (i) the time that Exchange Act Rule 16b-3 no longer prohibits such transfers as a condition to application of such Rule or (ii) the time that the Non-Employee Director retires from the Board and is no longer subject to the reporting requirements of
Section 16 of the Exchange Act, such Non-Employee Director may transfer a Non-Qualified Stock Option granted pursuant to this Section 12 to any member of such Non-Employee Director's "immediate family" (as such term is defined in Rule 16a-1(e) promulgated under the Exchange Act, or any successor rule or regulation) or to one or more trusts whose beneficiaries are members of such Non-Employee Director's "immediate family" or partnerships in which such family members are the only partners; provided, however, that (i) the transferor receives no consideration for the transfer and (ii) such transferred Non-Qualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Non-Qualified Stock Option immediately prior to its transfer. Unless a Non-Qualified Stock Option granted pursuant to this Section 12 shall have expired, in the event of a Non-Employee Director's death, a Non-Qualified Stock Option granted to such Non-Employee Director pursuant to this Section 12 shall be transferable to the beneficiary, if any, designated by the Non-Employee Director in writing to the Company prior to the Non-Employee Director's death and such beneficiary shall succeed to the rights of the Non-Employee Director to the extent permitted by law. If no such designation of a beneficiary has been made, the Non-Employee Director's legal representative shall succeed to such Non-Qualified Stock Option, which shall be transferable by will or pursuant to the laws of descent and distribution.

         (h) PRIOR PLAN. In the event that this Plan is approved and ratified by the shareholders of the Company as provided by Section 14(a) hereof, all Non-Employee Director Non-Qualified Stock Options granted from and after such approval shall be deemed to have been granted pursuant to this Plan and not pursuant to any prior plan of the Company or otherwise.

         13. ELECTIVE GRANTS TO NON-EMPLOYEE DIRECTORS IN LIEU OF COMPENSATION.

         (a) ISSUANCE OF RESTRICTED STOCK. Each Non-Employee Director may irrevocably elect to receive all or any portion of the Annual Retainer, plus any applicable fixed annual chairmanship fee payable to such Non-Employee Director, in the form of Restricted Stock to be issued as of the first day of the year for which such Annual Retainer is payable (currently October 1) (which issuances of Restricted Stock shall be prorated for fractional years for those Non-Employee Directors scheduled to retire, in accordance with the policies of the Company then in effect, prior to the annual meeting following such date). Each irrevocable election shall be made by the Non-Employee Director on a form provided by the Company and returned to the officer or other employee of the Company designated on such form at least six months before the date the Restricted Stock will be issued (currently April 1). In the event of such an election, a number of shares of Restricted Stock equal to the portion of the Annual Retainer and such chairmanship fees as to which the election is made, divided by the Fair Market Value of a Share as of the first business day of the month in which the Restricted Stock is issued, shall be issued in the name of the Non-Employee Director as of such date. The remainder of the Annual Retainer and such chairmanship fees shall be paid in cash to the Non-Employee Director at such time or times as payments thereof are customarily made by the Company to Non-Employee Directors who receive such payments in cash, except that each such payment shall be prorated based upon the total percentage of the Annual Retainer and such chairmanship fees with respect to which the Non-Employee Director has not elected to receive Restricted Stock.

         (b) LAPSE OF RESTRICTIONS. The Shares of Restricted Stock issued under this Section 13 may not be assigned, sold, pledged, hypothecated or otherwise transferred or disposed of (including, without limitation, transfer by gift or donation) except that such restrictions shall lapse upon the first to occur of the following events:

                  (i) death, or resignation or removal of the Non-Employee Director from the Board as a result of the Disability of the Non-Employee Director;

                  (ii) retirement of the Non-Employee Director from the Board in accordance with the policies of the Company then in effect providing for retirement of Non-Employee Directors;

                  (iii) acceptance by the Board of the offer of the Non-Employee Director to resign from the Board in accordance with the policies of the Company then in effect after a material change in such Non-Employee Director's full-time position or responsibilities;

                  (iv) termination of service as a director with the consent of a majority of the members of the Board other than the terminating Non-Employee Director; or

                  (v) a Change in Control.

         The Shares of Restricted Stock shall be held by the Company until the lapse of the restrictions pursuant to this Section 13 (at which time they shall be delivered to the Non-Employee Director without any legend on the Share certificates referencing this Plan); provided, however, that unless and until the Shares of Restricted Stock are forfeited pursuant to the last sentence of this paragraph, the Non-Employee Director shall be entitled to all voting, dividend and distribution rights with respect to such Shares (except that dividends in Stock and Shares issued upon stock splits shall be deemed to constitute additional Restricted Stock to be held by the Company pursuant to this Plan). If the Non-Employee Director ceases to be a director of the Company before the restrictions on the Restricted Stock lapse pursuant to this Section 13, the Restricted Stock issued to the Non-Employee Director shall be forfeited and revert to the Company.

         (c) PRIOR PLAN. In the event that this Plan is approved and ratified by the shareholders of the Company as provided by Section 14(a) hereof, all Shares of Restricted Stock granted to Non-Employee Directors from and after such approval shall be deemed to have been granted pursuant to this Plan and not pursuant to any prior plan of the Company or otherwise.

         14. GENERAL PROVISIONS.

         (a) EFFECTIVE DATE OF THIS PLAN. This Plan shall become effective as of April 29, 1994, provided that this Plan is approved and ratified by the affirmative vote of the holders of a majority of the outstanding Shares of Stock present or represented and entitled to vote in person or by proxy at a meeting of the shareholders of the Company no later than August 31, 1994.

         (b) DURATION OF THIS PLAN. This Plan shall remain in effect until all Stock subject to it shall be distributed or all Awards have expired or lapsed, whichever is latest to occur, or this Plan is terminated pursuant to Section 14(e) hereof. No Award of an Incentive Stock Option shall be made more than ten years after the effective date provided in Section 14(a) hereof (or such other limit as may be required by the Code) if such limitation is necessary to qualify the Option as an Incentive Stock Option. Except with respect to Awards granted pursuant to Sections 12 and 13 hereof, the date and time of approval by the Committee of the granting of an Award shall be considered the date and time at which such Award is made or granted, notwithstanding the date of any Agreement with respect to such Award; provided, however, that the Committee may grant Awards other than Incentive Stock Options to be effective and deemed to be granted on the occurrence of certain specified contingencies.

         (c) RIGHT TO TERMINATE EMPLOYMENT. Nothing in this Plan or in any Agreement shall confer upon any Participant who is an Employee the right to continue in the employment of the Company or any Affiliate or affect any right which the Company or any Affiliate may have to terminate or modify the employment of the Participant with or without cause.

         (d) TAX WITHHOLDING. The Company may withhold from any payment of cash or Stock to a Participant or other person under this Plan an amount sufficient to cover any required withholding taxes, including the Participant's social security and medicare taxes (FICA) and federal, state and local income tax with respect to income arising from payment of the Award. The Company shall have the right to require the payment of any such taxes before issuing any Stock pursuant to the Award. In lieu of all or any part of a cash payment from a person receiving Stock under this Plan, the individual may elect to cover all or any part of the required withholdings, and to cover any additional withholdings up to the amount needed to cover the individual's full FICA and federal, state and local income tax with respect to income arising from payment of the Award, through a reduction of the number of Shares delivered to such individual or a subsequent return to the Company of Shares held by the Participant or other person, in each case valued in the same manner as used in computing the withholding taxes under the applicable laws; provided, however, that if at any time withholding shall be required with respect to Non-Employee Directors, the Committee is required to permit a Non-Employee Director to make such an election, subject to the limitations of the following sentence. Such elections are subject to the following limitations if, and to the extent, such limitations are necessary to comply with Exchange Act Rule 16b-3 or any successor provision:

             (1) Except as set forth in clause (iii) below, any such election by a Participant who is then subject to the reporting requirements of Section 16 of the Exchange Act or any successor provision ("Section 16") or a Successor of such a Participant may be made only if the conditions set forth in clauses (i) and (ii) below are satisfied:

                  (i) (A) the election may be made during the period beginning on the third business day following the date of public release of the Company's quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date, or (B) the election may be made at least six months prior to the date the Award is paid to the Participant;

                  (ii) an election may not be made within six months of the date of grant of the Award to which the payment relates; provided, however, that such restriction does not apply in the event death or Disability of the Participant occurs prior to such election and during that six-month period;

                  (iii) notwithstanding the foregoing, a Participant who tenders previously owned Shares to the Company in payment of the purchase price of Shares in connection with exercise of an Option may also tender previously owned Shares to the Company in satisfaction of any tax withholding obligations in connection with such Option exercise without regard to the time periods set forth in clauses (i) and (ii) above.

         The foregoing restrictions do not apply to any Participant who is not subject to the reporting requirements of Section 16 at the time of the election.

                  (2) Any such election by a Participant who is subject to the reporting requirements of Section 16 at the time is irrevocable and is subject to approval by the Committee. The Committee's approval may be granted in advance but is subject to revocation by the Committee at any time.

          (e) AMENDMENT, MODIFICATION AND TERMINATION OF THIS PLAN. Except as provided in this Section 14(e), the Board may at any time amend, modify, terminate or suspend this Plan. Except as provided in this Section 14(e), the Committee may at any time alter or amend any or all Agreements under this Plan to the extent permitted by law. Amendments are subject to approval of the shareholders of the Company only if such approval is necessary to maintain this Plan in compliance with the requirements of Exchange Act Rule 16b-3, Section 422 of the Code, their successor provisions, or any other applicable law or regulation. Without the approval of the shareholders of the Company, no amendment, modification, termination or suspension of this Plan may alter the provisions of this Plan so as to change the terms, conditions or eligibility requirements of Awards granted or, subject to the right of the Board to discontinue this Plan, to be granted to Non-Employee Directors pursuant to
Section 12 or 13 hereof. In no event shall the provisions of this Plan as they relate to Options, Limited Rights or Shares of Restricted Stock granted pursuant to Section 12 or 13 hereof be amended more than once every six months other than to comply with changes in the Code. No termination, suspension or modification of this Plan may materially and adversely affect any right acquired by any Participant (or a Participant's legal representative) or any Successor under an Award granted before the date of termination, suspension or modification, unless otherwise agreed by the Participant in the Agreement or otherwise or required as a matter of law. It is conclusively presumed that any adjustment for changes in capitalization provided for in Section 9(b) or 14(f) hereof does not adversely affect any right of a Participant under an Award.

         (f) ADJUSTMENT FOR CHANGES IN CAPITALIZATION. Appropriate adjustments in the aggregate number and type of Shares available for Awards under this Plan, in the limitations on the number and type of Shares that may be issued to an individual Participant, in the number and type of Shares and amount of cash subject to Awards then outstanding, in the Option exercise price as to any outstanding Options and, subject to Section 9(b) hereof, in outstanding Performance Shares and payments with respect to outstanding Performance Shares may be made by the Committee in its sole discretion to give effect to adjustments made in the number or type of Shares through a Fundamental Change (subject to Section 14(g) hereof), recapitalization, reclassification, stock dividend, stock split, stock combination, or other relevant change, provided that fractional Shares shall be rounded to the nearest whole Share.

         (g) FUNDAMENTAL CHANGE. In the event of a proposed Fundamental Change:
(a) involving a merger, consolidation or statutory share exchange, unless appropriate provision shall be made (which the Committee may, but shall not be obligated to, make) for the protection of the outstanding Options and Stock Appreciation Rights by the substitution of options, stock appreciation rights and appropriate voting common stock of the corporation surviving any such merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation, to be issuable upon the exercise of options or used to calculate payments upon the exercise of stock appreciation rights in lieu of Options, Stock Appreciation Rights and capital stock of the Company, or (b) involving the dissolution or liquidation of the Company, the Committee may, but shall not be obligated to, declare, at least twenty days prior to the occurrence of the Fundamental Change, and provide written notice to each holder of an Option or Stock Appreciation Right of the declaration, that each outstanding Option and Stock Appreciation Right, whether or not then exercisable, shall be cancelled at the time of, or immediately prior to the occurrence of, the Fundamental Change in exchange for payment to each holder of an Option or Stock Appreciation Right, within 20 days after the Fundamental Change, of cash equal to (i) for each Share covered by the cancelled Option, the amount, if any, by which the Fair Market Value (as defined in this Section 14(g)) per Share exceeds the exercise price per Share covered by such Option or (ii) for each Stock Appreciation Right, the price determined pursuant to Section 8 hereof, except that Fair Market Value of the Shares as of the date of exercise of the Stock Appreciation Right, as used in clause (i) of Section 8, shall be deemed to mean Fair Market Value for each Share with respect to which the Stock Appreciation Right is calculated determined in the manner hereinafter referred to in this

Section 14(g). At the time of the declaration provided for in the immediately preceding sentence, each Stock Appreciation Right that has been outstanding for at least six months and each Option shall immediately become exercisable in full and each person holding an Option or a Stock Appreciation Right shall have the right, during the period preceding the time of cancellation of the Option or Stock Appreciation Right, to exercise the Option as to all or any part of the Shares covered thereby or the Stock Appreciation Right in whole or in part, as the case may be. In the event of a declaration pursuant to this Section 14(g), each outstanding Option and Stock Appreciation Right that shall not have been exercised prior to the Fundamental Change shall be cancelled at the time of, or immediately prior to, the Fundamental Change, as provided in the declaration. Notwithstanding the foregoing, no person holding an Option or Stock Appreciation Right shall be entitled to the payment provided for in this Section 14(g) if such Option or Stock Appreciation Right shall have expired pursuant to an Agreement. For purposes of this Section 14(g) only, "Fair Market Value" per Share means the cash plus the fair market value, as determined in good faith by the Committee, of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change, notwithstanding anything to the contrary provided in this Plan.

         (h) OTHER BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant's regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an Affiliate, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

         (i) BENEFICIARY UPON PARTICIPANT'S DEATH. To the extent that the transfer of a Participant's Award at death is permitted by this Plan or under an Agreement, (i) a Participant's Award shall be transferable to the beneficiary, if any, designated on forms prescribed by and filed with the Committee and (ii) upon the death of the Participant, such beneficiary shall succeed to the rights of the Participant to the extent permitted by law and this Plan. If no such designation of a beneficiary has been made, the Participant's legal representative shall succeed to the Awards, which shall be transferable by will or pursuant to laws of descent and distribution to the extent permitted by this Plan or under an Agreement.

         (j) FORFEITURES. In the event an Employee has received or been entitled to payment of cash, delivery of Stock or a combination thereof pursuant to an Award within six months prior to the Employee's termination of employment with the Company and its Affiliates, the Committee, in its sole discretion, may require the Employee to return or forfeit the cash and/or Stock received with respect to the Award (or its economic value as of (i) the date of the exercise of Options or Stock Appreciation Rights, (ii) the date of, and immediately following, the lapse of restrictions on Restricted Stock or the receipt of Stock without restrictions, or (iii) the date on which the right of the Employee to payment with respect to Performance Shares vests, as the case may be) in the event of any of the following occurrences: competition with the Company or any Affiliate, unauthorized disclosure of material proprietary information of the Company or any Affiliate, a violation of applicable business ethics policies or business policies of the Company or any Affiliate, or any other occurrence specified in the related Agreement. The Committee's right to require forfeiture must be exercised within 90 days after discovery of such an occurrence but in no event later than 15 months after the Employee's termination of employment with the Company and its Affiliates.

         (k) UNFUNDED PLAN. This Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under this Plan. Neither the Company, its Affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under this Plan nor shall anything contained in this Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Affiliates, and a Participant or Successor. To the extent any person acquires a right to receive an Award under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

         (l) LIMITS OF LIABILITY.

                  (i) Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the Agreement.

                  (ii) Except as may be required by law, neither the Company nor any member or former member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 3(b) hereof) in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, in good faith under this Plan.

         (m) COMPLIANCE WITH APPLICABLE LEGAL REQUIREMENTS. No certificate for Shares distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the exchanges on which the Company's Shares may, at the time, be listed.

         (n) DEFERRALS AND SETTLEMENTS. The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under such rules and procedures as it may establish under this Plan. It may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts. Participants who are eligible to participate in the Medtronic, Inc. Capital Accumulation Plan Deferral Program ("CAP") shall be entitled to defer some or all of the cash portion of any Performance Shares granted to them hereunder in accordance with the terms of the CAP.

         15. GOVERNING LAW. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of Minnesota and construed accordingly.

         16. SEVERABILITY. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         17. TERMINATION OF PRIOR PLANS. Effective upon the approval of this Plan by the Company's shareholders as provided by Section 14(a) hereof, no further grants of options, performance shares or restricted stock or any other awards shall be made under the Company's 1979 Restricted Stock and Performance Share Award Plan, 1979 Nonqualified Stock Option Plan, 1989 Phantom Stock Award Plan or 1991 Restricted Stock Plan for Non-Employee Directors (the "Prior Plans"). Thereafter, all grants and awards made under the Prior Plans prior to such approval by the shareholders shall continue in accordance with the terms of the Prior Plans.